EXHIBIT 99.5

GSAA045 - Price/Yield - AV1

Balance    $105,977,000.00      Delay            0               Index           LIBOR_1MO | 1.2788   WAC    6.551679165  WAM    350
Coupon     1.4288               Dated            6/29/2004       Mult / Margin   1 / 0.15             NET       6.027145  WALA     3
Settle     6/29/2004            First Payment    7/25/2004       Cap / Floor     999 / 0


                            50 PricingSpeed    75 PricingSpeed     100 PricingSpeed    150 PricingSpeed     200 PricingSpeed
Price                           Disc Margin        Disc Margin          Disc Margin         Disc Margin          Disc Margin
99.0000                                  69                 92                  115                 160                  205
99.1250                                  62                 83                  103                 142                  181
99.2500                                  55                 73                   90                 124                  157
99.3750                                  49                 63                   77                 106                  133
99.5000                                  42                 54                   65                  87                  109
99.6250                                  35                 44                   52                  69                   86
99.7500                                  28                 34                   40                  51                   62
99.8750                                  22                 25                   27                  33                   39
100.0000                                 15                 15                   15                  15                   15
100.1250                                  8                  5                    3                  -3                   -9
100.2500                                  2                 -4                  -10                 -21                  -32
100.3750                                 -5                -14                  -22                 -39                  -55
100.5000                                -12                -23                  -35                 -57                  -79
100.6250                                -18                -33                  -47                 -75                 -102
100.7500                                -25                -42                  -59                 -93                 -125
100.8750                                -32                -52                  -72                -111                 -149
101.0000                                -38                -61                  -84                -128                 -172

WAL                                    1.88               1.30                 1.00                0.69                 0.53
Mod Durn                               1.86               1.29                 1.00                0.69                 0.53
Principal Window              Jul04 - Jun08      Jul04 - Mar07        Jul04 - Jul06       Jul04 - Oct05        Jul04 - Jun05

LIBOR_1MO                            1.2788             1.2788               1.2788              1.2788               1.2788
LIBOR_6MO                            1.9187             1.9187               1.9187              1.9187               1.9187
Optional Redemption                 Call (N)           Call (N)             Call (N)            Call (N)             Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF2

Balance         $66,815,000.00       Delay              24                    WAC                6.551679165          WAM        350
Coupon          4.75393              Dated              6/1/2004              NET                6.027145             WALA         3
Settle          6/29/2004            First Payment      7/25/2004

                               50 PricingSpeed    75 PricingSpeed     100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                                    Yield              Yield                Yield               Yield               Yield
99.0000                                 4.9304             4.9916               5.0527              5.1828              5.3166
99.1250                                 4.9067             4.9566               5.0065              5.1127              5.2219
99.2500                                 4.8830             4.9217               4.9604              5.0428              5.1274
99.3750                                 4.8594             4.8869               4.9144              4.9729              5.0330
99.5000                                 4.8358             4.8521               4.8684              4.9032              4.9388
99.6250                                 4.8122             4.8174               4.8225              4.8335              4.8448
99.7500                                 4.7886             4.7827               4.7767              4.7640              4.7510
99.8750                                 4.7651             4.7480               4.7310              4.6946              4.6573
100.0000                                4.7417             4.7135               4.6853              4.6253              4.5638
100.1250                                4.7183             4.6790               4.6397              4.5562              4.4704
100.2500                                4.6949             4.6445               4.5941              4.4871              4.3772
100.3750                                4.6715             4.6101               4.5487              4.4182              4.2842
100.5000                                4.6482             4.5757               4.5033              4.3493              4.1913
100.6250                                4.6249             4.5414               4.4580              4.2806              4.0986
100.7500                                4.6017             4.5072               4.4127              4.2120              4.0061
100.8750                                4.5785             4.4730               4.3675              4.1435              3.9137
101.0000                                4.5553             4.4388               4.3224              4.0752              3.8215

WAL                                       6.35               4.07                 3.00                1.93                1.41
Mod Durn                                  5.31               3.60                 2.73                1.80                1.33
Principal Window                 Jun08 - Jul14      Mar07 - Jun10        Jul06 - Oct08       Oct05 - Jan07       Jun05 - May06

LIBOR_1MO                               1.2788             1.2788               1.2788              1.2788              1.2788
LIBOR_6MO                               1.9187             1.9187               1.9187              1.9187              1.9187
Optional Redemption                    Call (N)           Call (N)             Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF3

Balance          $21,382,000.00      Delay               24             WAC                6.551679165          WAM            350
Coupon           5.67254             Dated               6/1/2004       NET                6.027145             WALA             3
Settle           6/29/2004           First Payment       7/25/2004


                             50 PricingSpeed     75 PricingSpeed     100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                                  Yield               Yield                Yield               Yield               Yield
99.0000                               5.8150              5.8477               5.8872              5.9809              6.0704
99.1250                               5.7998              5.8260               5.8575              5.9324              6.0037
99.2500                               5.7847              5.8043               5.8279              5.8838              5.9372
99.3750                               5.7697              5.7826               5.7983              5.8354              5.8708
99.5000                               5.7546              5.7610               5.7687              5.7870              5.8045
99.6250                               5.7396              5.7394               5.7392              5.7387              5.7383
99.7500                               5.7246              5.7179               5.7098              5.6905              5.6722
99.8750                               5.7096              5.6963               5.6803              5.6424              5.6062
100.0000                              5.6947              5.6749               5.6510              5.5943              5.5403
100.1250                              5.6798              5.6534               5.6216              5.5463              5.4745
100.2500                              5.6648              5.6320               5.5924              5.4984              5.4088
100.3750                              5.6500              5.6106               5.5631              5.4505              5.3432
100.5000                              5.6351              5.5892               5.5339              5.4028              5.2778
100.6250                              5.6203              5.5679               5.5048              5.3551              5.2124
100.7500                              5.6055              5.5466               5.4757              5.3074              5.1471
100.8750                              5.5907              5.5253               5.4466              5.2599              5.0820
101.0000                              5.5759              5.5041               5.4176              5.2124              5.0169

WAL                                    11.70                7.27                 5.00                2.88                2.05
Mod Durn                                8.33                5.79                 4.24                2.59                1.89
Principal Window               Jul14 - Nov17       Jun10 - Jun13        Oct08 - Apr10       Jan07 - Dec07       May06 - Sep06

LIBOR_1MO                             1.2788              1.2788               1.2788              1.2788              1.2788
LIBOR_6MO                             1.9187              1.9187               1.9187              1.9187              1.9187
Optional Redemption                  Call (N)            Call (N)             Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF4

Balance         $44,161,000.00     Delay              24                   WAC              6.551679165          WAM       350
Coupon          5.95               Dated              6/1/2004             NET              6.027145             WALA        3
Settle          6/29/2004          First Payment      7/25/2004



                           50 PricingSpeed    75 PricingSpeed    100 PricingSpeed     150 PricingSpeed    200 PricingSpeed
Price                                Yield              Yield               Yield                Yield               Yield
95.4978                             6.4429             6.5355              6.6556               6.9808              7.5994
95.6228                             6.4308             6.5210              6.6377               6.9526              7.5502
95.7478                             6.4187             6.5065              6.6198               6.9245              7.5011
95.8728                             6.4066             6.4921              6.6020               6.8964              7.4521
95.9978                             6.3945             6.4777              6.5842               6.8683              7.4031
96.1228                             6.3825             6.4633              6.5664               6.8403              7.3543
96.2478                             6.3705             6.4489              6.5487               6.8123              7.3055
96.3728                             6.3585             6.4346              6.5310               6.7844              7.2568
96.4978                             6.3465             6.4203              6.5133               6.7566              7.2082
96.6228                             6.3345             6.4060              6.4957               6.7287              7.1597
96.7478                             6.3226             6.3918              6.4780               6.7010              7.1112
96.8728                             6.3107             6.3776              6.4605               6.6733              7.0629
96.9978                             6.2988             6.3633              6.4429               6.6456              7.0146
97.1228                             6.2870             6.3492              6.4254               6.6180              6.9664
97.2478                             6.2751             6.3350              6.4079               6.5905              6.9182
97.3728                             6.2633             6.3209              6.3904               6.5629              6.8702
97.4978                             6.2515             6.3068              6.3730               6.5355              6.8222

WAL                                  18.93              14.14               10.46                 5.86                3.02
Mod Durn                             10.78               9.02                7.30                 4.63                2.65
Principal Window             Nov17 - May32      Jun13 - May29       Apr10 - Mar25        Dec07 - Jul18       Sep06 - May09

LIBOR_1MO                           1.2788             1.2788              1.2788               1.2788              1.2788
LIBOR_6MO                           1.9187             1.9187              1.9187               1.9187              1.9187
Optional Redemption                Call (N)           Call (N)            Call (N)             Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF5

Balance          $26,482,000.00     Delay             24                   WAC             6.551679165          WAM       350
Coupon           5.64013            Dated             6/1/2004             NET             6.027145             WALA        3
Settle           6/29/2004          First Payment     7/25/2004


                          50 PricingSpeed   75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                               Yield             Yield               Yield               Yield               Yield
99.0000                            5.8065            5.8162              5.8255              5.8746              5.9486
99.1250                            5.7865            5.7945              5.8026              5.8501              5.9229
99.2500                            5.7666            5.7728              5.7797              5.8257              5.8973
99.3750                            5.7467            5.7512              5.7568              5.8013              5.8718
99.5000                            5.7269            5.7297              5.7340              5.7770              5.8462
99.6250                            5.7071            5.7081              5.7112              5.7527              5.8207
99.7500                            5.6873            5.6866              5.6884              5.7284              5.7953
99.8750                            5.6675            5.6652              5.6657              5.7042              5.7699
100.0000                           5.6478            5.6438              5.6430              5.6800              5.7445
100.1250                           5.6281            5.6224              5.6204              5.6559              5.7192
100.2500                           5.6085            5.6010              5.5978              5.6318              5.6939
100.3750                           5.5888            5.5797              5.5752              5.6077              5.6686
100.5000                           5.5693            5.5584              5.5527              5.5837              5.6434
100.6250                           5.5497            5.5372              5.5302              5.5597              5.6183
100.7500                           5.5302            5.5159              5.5077              5.5357              5.5931
100.8750                           5.5107            5.4948              5.4853              5.5118              5.5680
101.0000                           5.4912            5.4736              5.4629              5.4880              5.5430

WAL                                  8.28              7.41                6.89                6.35                5.99
Mod Durn                             6.32              5.81                5.49                5.15                4.91
Principal Window            Jul07 - Mar32     Jul07 - Mar29       Jul07 - Jan25       Oct07 - May18       Feb08 - Aug14

LIBOR_1MO                          1.2788            1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                          1.9187            1.9187              1.9187              1.9187              1.9187
Optional Redemption               Call (N)          Call (N)            Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AV2

Balance      $11,870,000.00   Delay            0              Index             LIBOR_1MO | 1.2788    WAC    6.551679165 WAM     350
Coupon       1.6288           Dated            6/29/2004      Mult / Margin     1 / 0.35              NET       6.027145 WALA      3
Settle       6/29/2004        First Payment    7/25/2004      Cap / Floor       999 / 0


                           50 PricingSpeed    75 PricingSpeed    100 PricingSpeed    150 PricingSpeed     200 PricingSpeed
Price                          Disc Margin        Disc Margin         Disc Margin         Disc Margin          Disc Margin
99.0000                                 56                 66                  77                 106                  144
99.1250                                 53                 62                  72                  97                  130
99.2500                                 51                 58                  67                  88                  117
99.3750                                 48                 54                  61                  79                  103
99.5000                                 46                 51                  56                  70                   89
99.6250                                 43                 47                  51                  61                   76
99.7500                                 40                 43                  46                  53                   62
99.8750                                 38                 39                  40                  44                   49
100.0000                                35                 35                  35                  35                   35
100.1250                                33                 31                  30                  26                   22
100.2500                                30                 27                  25                  18                    8
100.3750                                27                 24                  19                   9                   -5
100.5000                                25                 20                  14                   0                  -19
100.6250                                22                 16                   9                  -8                  -32
100.7500                                20                 12                   4                 -17                  -46
100.8750                                17                  8                  -2                 -26                  -59
101.0000                                15                  4                  -7                 -34                  -72

WAL                                   5.11               3.36                2.43                1.44                 0.92
Mod Durn                              4.78               3.22                2.36                1.42                 0.92
Principal Window             Jul04 - Jun24      Jul04 - Dec17       Jul04 - Feb14       Jul04 - Dec09        Jul04 - Apr07

LIBOR_1MO                           1.2788             1.2788              1.2788              1.2788               1.2788
LIBOR_6MO                           1.9187             1.9187              1.9187              1.9187               1.9187
Optional Redemption                Call (N)           Call (N)            Call (N)            Call (N)             Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M1

Balance          $8,618,000.00       Delay               24                    WAC           6.551679165          WAM         350
Coupon           5.95                Dated               6/1/2004              NET           6.027145             WALA          3
Settle           6/29/2004           First Payment       7/25/2004


                            50 PricingSpeed     75 PricingSpeed     100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                                 Yield               Yield                Yield               Yield               Yield
97.9207                              6.2421              6.3040               6.3689              6.4824              6.5384
98.0457                              6.2267              6.2845               6.3448              6.4501              6.5019
98.1707                              6.2114              6.2651               6.3209              6.4179              6.4654
98.2957                              6.1961              6.2457               6.2969              6.3858              6.4289
98.4207                              6.1808              6.2263               6.2730              6.3537              6.3925
98.5457                              6.1655              6.2070               6.2492              6.3217              6.3562
98.6707                              6.1503              6.1877               6.2254              6.2897              6.3199
98.7957                              6.1351              6.1684               6.2016              6.2578              6.2837
98.9207                              6.1199              6.1492               6.1779              6.2259              6.2476
99.0457                              6.1047              6.1300               6.1542              6.1941              6.2115
99.1707                              6.0896              6.1108               6.1306              6.1624              6.1754
99.2957                              6.0745              6.0917               6.1070              6.1307              6.1394
99.4207                              6.0594              6.0726               6.0834              6.0990              6.1035
99.5457                              6.0444              6.0535               6.0599              6.0674              6.0677
99.6707                              6.0293              6.0345               6.0365              6.0359              6.0318
99.7957                              6.0143              6.0155               6.0130              6.0044              5.9961
99.9207                              5.9994              5.9965               5.9897              5.9730              5.9604

WAL                                   12.66                9.09                 6.91                4.76                4.06
Mod Durn                               8.29                6.55                 5.31                3.95                3.48
Principal Window              May10 - Jul28       Jul08 - May23        Jul07 - Apr19       Sep07 - Mar14       Nov07 - Jun11

LIBOR_1MO                            1.2788              1.2788               1.2788              1.2788              1.2788
LIBOR_6MO                            1.9187              1.9187               1.9187              1.9187              1.9187
Optional Redemption                 Call (N)            Call (N)             Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M2


Balance           $6,501,000.00     Delay              24                   WAC               6.551679165         WAM       350
Coupon            5.95              Dated              6/1/2004             NET               6.027145            WALA        3
Settle            6/29/2004         First Payment      7/25/2004


                            50 PricingSpeed    75 PricingSpeed    100 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Price                                 Yield              Yield               Yield              Yield              Yield
95.4545                              6.5515             6.6969              6.8549             7.1452             7.3198
95.5795                              6.5355             6.6765              6.8297             7.1112             7.2804
95.7045                              6.5195             6.6562              6.8046             7.0772             7.2411
95.8295                              6.5036             6.6360              6.7796             7.0433             7.2019
95.9545                              6.4876             6.6157              6.7546             7.0095             7.1627
96.0795                              6.4717             6.5955              6.7296             6.9757             7.1236
96.2045                              6.4559             6.5754              6.7047             6.9420             7.0845
96.3295                              6.4400             6.5552              6.6798             6.9083             7.0455
96.4545                              6.4242             6.5352              6.6550             6.8747             7.0066
96.5795                              6.4084             6.5151              6.6302             6.8412             6.9677
96.7045                              6.3927             6.4951              6.6055             6.8077             6.9289
96.8295                              6.3769             6.4751              6.5808             6.7743             6.8901
96.9545                              6.3613             6.4552              6.5562             6.7409             6.8515
97.0795                              6.3456             6.4353              6.5316             6.7076             6.8128
97.2045                              6.3299             6.4154              6.5070             6.6744             6.7743
97.3295                              6.3143             6.3956              6.4825             6.6412             6.7358
97.4545                              6.2988             6.3758              6.4581             6.6081             6.6974

WAL                                   12.53               8.95                6.79               4.65               3.87
Mod Durn                               8.16               6.43                5.20               3.84               3.32
Principal Window              May10 - Jan27      Jul08 - Sep21       Jul07 - Nov17      Aug07 - Apr13      Sep07 - Oct10

LIBOR_1MO                            1.2788             1.2788              1.2788             1.2788             1.2788
LIBOR_6MO                            1.9187             1.9187              1.9187             1.9187             1.9187
Optional Redemption                 Call (N)           Call (N)            Call (N)           Call (N)           Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B1

Balance          $5,897,000.00      Delay             24                  WAC                6.551679165          WAM       350
Coupon           5.95               Dated             6/1/2004            NET                6.027145             WALA        3
Settle           6/29/2004          First Payment     7/25/2004


                            50 PricingSpeed   75 PricingSpeed   100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                                 Yield             Yield              Yield               Yield               Yield
93.0773                              6.8659            7.1013             7.3601              7.8454              8.1680
93.2023                              6.8491            7.0798             7.3335              7.8091              8.1254
93.3273                              6.8323            7.0584             7.3069              7.7729              8.0829
93.4523                              6.8156            7.0370             7.2804              7.7368              8.0404
93.5773                              6.7989            7.0157             7.2539              7.7007              7.9980
93.7023                              6.7822            6.9944             7.2275              7.6648              7.9557
93.8273                              6.7656            6.9731             7.2012              7.6288              7.9134
93.9523                              6.7490            6.9519             7.1748              7.5930              7.8712
94.0773                              6.7324            6.9307             7.1486              7.5572              7.8291
94.2023                              6.7159            6.9096             7.1224              7.5214              7.7870
94.3273                              6.6994            6.8885             7.0962              7.4857              7.7450
94.4523                              6.6829            6.8674             7.0701              7.4501              7.7031
94.5773                              6.6664            6.8464             7.0440              7.4146              7.6613
94.7023                              6.6500            6.8254             7.0180              7.3791              7.6195
94.8273                              6.6336            6.8045             6.9920              7.3436              7.5778
94.9523                              6.6173            6.7836             6.9660              7.3083              7.5362
95.0773                              6.6009            6.7627             6.9401              7.2729              7.4946

WAL                                   12.19              8.65               6.55                4.46                3.66
Mod Durn                               7.98              6.25               5.04                3.70                3.14
Principal Window              May10 - Jan25     Jul08 - Oct19      Jul07 - Apr16       Jul07 - Mar12       Aug07 - Dec09

LIBOR_1MO                            1.2788            1.2788             1.2788              1.2788              1.2788
LIBOR_6MO                            1.9187            1.9187             1.9187              1.9187              1.9187
Optional Redemption                 Call (N)          Call (N)           Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B2

Balance         $1,814,000.00      Delay              24                  WAC          6.551679165          WAM       350
Coupon          5.95               Dated              6/1/2004            NET          6.027145             WALA        3
Settle          6/29/2004          First Payment      7/25/2004


                            50 PricingSpeed    75 PricingSpeed   100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                                 Yield              Yield              Yield               Yield               Yield
82.7574                              8.4200             9.1109             9.8754             11.3109             12.2469
82.8824                              8.3998             9.0849             9.8431             11.2667             12.1951
83.0074                              8.3796             9.0590             9.8108             11.2225             12.1434
83.1324                              8.3594             9.0331             9.7786             11.1785             12.0918
83.2574                              8.3394             9.0073             9.7464             11.1345             12.0402
83.3824                              8.3193             8.9815             9.7143             11.0907             11.9888
83.5074                              8.2993             8.9558             9.6823             11.0469             11.9375
83.6324                              8.2793             8.9302             9.6503             11.0032             11.8862
83.7574                              8.2594             8.9046             9.6184             10.9596             11.8351
83.8824                              8.2395             8.8790             9.5866             10.9160             11.7840
84.0074                              8.2196             8.8535             9.5548             10.8726             11.7330
84.1324                              8.1998             8.8281             9.5231             10.8292             11.6822
84.2574                              8.1801             8.8027             9.4915             10.7859             11.6314
84.3824                              8.1604             8.7774             9.4599             10.7427             11.5807
84.5074                              8.1407             8.7521             9.4284             10.6996             11.5301
84.6324                              8.1210             8.7268             9.3969             10.6566             11.4796
84.7574                              8.1014             8.7016             9.3656             10.6136             11.4292

WAL                                   11.62               8.17               6.17                4.19                3.45
Mod Durn                               7.45               5.80               4.66                3.41                2.90
Principal Window              May10 - Jul21      Jul08 - Oct16      Jul07 - Nov13       Jul07 - Jul10       Aug07 - Oct08

LIBOR_1MO                            1.2788             1.2788             1.2788              1.2788              1.2788
LIBOR_6MO                            1.9187             1.9187             1.9187              1.9187              1.9187
Optional Redemption                 Call (N)           Call (N)           Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.